                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 30th day of January, 2004 by AAC INVESTORS, INC., a Virgina corporation (the "Guarantor") in favor of the Agent, for the benefit of the Agent and the Banks (as such terms are defined below);

                                   WITNESSETH:

                  WHEREAS, Asset Acceptance, LLC, a Delaware limited liability company, Financial Credit, LLC, a Delaware limited liability company , CFC Financial, LLC, a Delaware limited liability company, Consumer Credit LLC, a Delaware limited liability company, and Med-Fi Acceptance, LLC, a Delaware limited liability company (collectively, the "Borrowers" and, individually, a "Borrower"), certain lenders identified therein (together with any other lenders party thereto from time to time, collectively, the "Banks" and, individually, a "Bank"), and Bank One, NA, a national banking association with its main office in Chicago, Illinois, as Agent (in such capacity, the "Agent"), for the Banks, are parties to a certain Credit Agreement dated as of September 30, 2002, as amended by the First Amendment to Credit Agreement, dated as of June 25, 2003, and the Second Amendment to Credit Agreement, dated as of August 11, 2003 (as same may be amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers;

         WHEREAS, the Borrowers, the Banks and the Agent have entered into a certain Third Amendment to Credit Agreement dated as of even date herewith (the "Third Amendment"), providing, subject to the terms and conditions thereof, for certain amendments to the Credit Agreement desired by the Borrowers;

         WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due, subject to Section 9 hereof, of all Guaranteed Obligations, as defined below;

         WHEREAS, in order to induce the Banks and the Agent to enter into the Third Amendment, and extend credit to the Borrowers under the Credit Agreement as amended by the Third Amendment, and to induce the Banks and their Affiliates from time to time to enter into one or more Rate Management Transactions with the Borrowers, and because the Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor is willing to guarantee the obligations of the Borrowers under the Credit Agreement, any Note, any Rate Management Transaction, and the other Loan Documents; and

         WHEREAS, each of the Borrowers is owned, in whole or in part, directly or indirectly, by the Guarantor;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION l.1. Selected Terms Used Herein.

         "Guaranteed Obligations" is defined in Section 3 below.

         "Obligations" means all indebtedness, obligations and liabilities of the Borrowers, and each of them to the Banks or to any Bank or to the Agent arising under the Credit Agreement, the Notes and the other Loan Documents, whether now existing or hereafter arising, including without limitation unpaid principal of and accrued interest on the Loans, all Obligations and all Reimbursement Obligations each (as defined in the Credit Agreement), all fees and all expenses, reimbursements, indemnities and other obligations.

         SECTION 1.2. Terms in Credit Agreement. Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Credit Agreement.

         SECTION 2.1. Representations and Warranties. The Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each date of a Borrowing or issuance of a Facility LC under the Credit Agreement) that:

                  (a) It is a corporation duly and properly organized, validly existing and in good standing under the laws of the State of Virginia and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (c) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles or certificate of incorporation or bylaws, or
(iii) the provisions of any indenture, instrument or agreement to which it or any of its subsidiaries is a party or is subject, or by which it, or any of its property or assets, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on any of the property or assets of the Guarantor or a subsidiary thereof pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its subsidiaries, is required to be obtained by it or any of its subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

         SECTION 2.2. Covenants. The Guarantor covenants that, so long as any Bank has any Commitment outstanding under the Credit Agreement, any Facility LC or Rate Management Transaction remains in effect or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable each of the Borrowers to, fully comply with those covenants and agreements set forth in the Credit Agreement.

         SECTION 3. The Guaranty. Subject to Section 9 hereof, the Guarantor hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of the Obligations and the Rate Management Obligations, including without limitation any such Obligations or Rate Management Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, subject to the provisions of Section 9 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by any Borrower to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay to the Agent for the benefit of the Banks and, if applicable, their Affiliates, the amount not so paid at the place and in the manner specified in the Credit Agreement, any Note, any Rate Management Transaction or the relevant other Loan Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Agent or any Bank to sue the Borrowers, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

         SECTION 4. Guaranty Unconditional. Subject to Section 9 hereof, the obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

         (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document;

         (iii) any release, nonperfection, failure to maintain perfection or invalidity of any direct or indirect security for any obligation of the Borrowers under the Credit Agreement, any Note, the Security Documents, any Rate Management Transaction, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Agent, any Bank or any Affiliate of any Bank with respect to any collateral securing all or any part of the Guaranteed Obligations;

         (iv) any change in the corporate, limited liability company or other organizational existence, structure or ownership of any Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of any Borrower, or any other guarantor of any of the Guaranteed Obligations;

         (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against any Borrower, any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions;

         (vi) any invalidity or unenforceability relating to or against any Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Rate Management Transaction, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrowers, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrowers under the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document; or

         (vii) any other act or omission to act or delay of any kind by any Borrower, any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full, the Commitments under the Credit Agreement shall have terminated or expired and all Rate Management Transactions and Facility LCs have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by any Borrower or any other party under the Credit Agreement, any Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other guarantor of any of the Guaranteed Obligations, or any other Person.

         SECTION 7. Subrogation. The Guarantor hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against any Borrower arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantor unless and until the Guaranteed Obligations are indefeasibly paid in full, any commitment to lend under the Credit Agreement is terminated and all Rate Management Transactions and Facility LCs have terminated or expired.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any of the Borrowers, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note, any Rate Management Transaction or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

         SECTION 9. Limitation on Obligations. (a) The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Agent or any Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the Guarantor's "Maximum Liability"). This Section 9(a) with respect to the Maximum Liability of the Guarantor is intended solely to preserve the rights of the Agent hereunder to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this Section 9(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law.

         (b) The Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of the Guarantor, and may exceed the aggregate Maximum Liability of the Guarantor and all other guarantors, without impairing this Guaranty or affecting the rights and remedies of the Agent hereunder. Nothing in this Section 9(b) shall be construed to increase the Guarantor's obligations hereunder beyond its Maximum Liability.

         SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given or made by facsimile or other writing and faxed, or mailed or delivered to the intended recipient at its address or fax number set forth on the signature pages hereof or such other address or fax number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 8.2 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

         SECTION 11. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Note, any Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12. No Duty to Advise. The Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's and other guarantor's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that neither the Agent nor any Bank has any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

         SECTION 13. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, any Note, any Rate Management Transaction, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its successors and permitted assigns.

         SECTION 14. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Agent with the consent of the Required Banks.

         SECTION 15. Costs of Enforcement. The Guarantor agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' fees and expenses paid or incurred by the Agent or any Bank or any Affiliate of any Bank in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Borrowers, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations.

         SECTION 16. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MICHIGAN. EACH OF THE GUARANTOR, AND THE AGENT AND THE BANKS ACCEPTING THIS GUARANTY, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 17. Taxes. etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof (but excluding Excluded Taxes), provided, however, that if the Guarantor is required by law to make such deduction or withholding, the Guarantor shall forthwith (i) pay to the Agent or any Bank, as applicable, such additional amount as results in the net amount received by the Agent or any Bank, as applicable, equaling the full amount which would have been received by the Agent or any Bank, as applicable, had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the Agent or any Bank, as applicable, certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

         SECTION 18. Setoff. Without limiting the rights of the Agent or the Banks under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of an Event of Default or otherwise, then the Guarantor authorizes the Agent and the Banks to apply any sums standing to the credit of the Guarantor with the Agent or any Bank toward the payment of the Guaranteed Obligations.

              [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                             AAC INVESTORS, INC.

                                             By: ____________________

                                             Title: